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                                  SPECIMEN                          EXHIBIT 4(c)


           COMMON                                            ACTIONS
           SHARES                                          ORDINAIRES

INCORPORATED UNDER THE CANADA                     CONSTITUEE SOUS AUTORITE DE
  BUSINESS CORPORATIONS ACT                         LA LOI SUR LES SOCIETES
                                                    COMMERCIALES CANADIENNES

THIS CERTIFICATE IS TRANSFERABLE IN          CE CERTIFICAT EST TRANSFERABLE DANS
 THE CITIES OF NEW YORK, MONTREAL,            LES VILLES DE NEW YORK, MONTREAL,
  TORONTO, CALGARY OR VANCOUVER                TORONTO, CALGARY OU VANCOUVER




                                [SEAGRAM'S LOGO]

                                                             [CUSIP 811850 10 6]

                            The Seagram Company Ltd.
                           La Compagnie Seagram Ltee



            THIS CERTIFIES THAT          LES PRESENTES ATTESTENT QUE



       is the registered owner of      est la proprietaire enregistre de


FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT NOMINAL OR PAR VALUE OF


                            The Seagram Company Ltd.
                 (HEREINAFTER REFERRED TO AS THE "CORPORATION")


transferrable on the books of the Corporation by the holder himself in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until authorized and registered by the Transfer Agent and Registrar.

In Witness Whereof the Corporation has caused this certificate to be signed by its duly authorized officers.

Date
Secretaire

                                      Secretary




              ACTIONS ORDINAIRES SANS VALEUR NOMINALE OU AU PAIR,
                   ENTIEREMENT LIBEREES ET NON COTISABLES DE

                           La Compagnie Seagram Ltee

                         (CI-APRES NOMMEE LA "SOCIETE")

transferables dans les livres de la Societe par le detenteur en personne ou son representant dument autorise, sur remise

Ce certificat ne lie la Societe que sil est contresigne et enregistre par l'agent de transfert et registraire de ce certificat dument endosse. En foi de quoi la Societe a fait signer le present certificat par ses officiers dument autorises.

President du conseil d'administration

                                                           Chairman of the Board




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
     For value received, the undersigned hereby                  Pour valour recue, le soussigne vend, cede
sells, assigns and transfers unto                           et transporte, par les presentes, a





-----------------------------------------------             -----------------------------------------------

   PLEASE INSERT SOCIAL SECURITY OR OTHER                         VEUILLEZ INSERER LE NUMERO DE SECURITE
   IDENTIFYING NUMBER OF ASSIGNEE                                          SOCIALE OU AUTRE NUMERO
                                                                      D'IDENTIFICATION DU CESSIONAIRE
   ---------------------------------------                         -------------------------------------

   ---------------------------------------                         -------------------------------------


                                        , Shares                                                    Actions
----------------------------------------                    ----------------------------------------
of the Capital Stock represented by the within              du Capital-actions representees par ce titre et
Certificate, and does hereby irrevocably                    constitue par les presentes
constitute and appoint


-----------------------------------------------             -----------------------------------------------
Attorney to transfer the said Stock on the Books            son mandataire irrevocable, avec plein droit de
of the within named Corporation with full power             delegation des pouvoirs conferes, pour le transfert
of substitution in the premises                             du present titre au registre officiel des actions.




Date
    -------------------------------------------


Signature
         ------------------------------------------------------------------------------------------------------


Witness
Temoin
      ---------------------------------------------------------------------------------------------------------


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


AVIS: LA SIGNATURE DE CE TRANSFERT DOIT CORRESPONDRE EN TOUS POINTS AU NOM PORTE A LA FACE DE CE CERTIFICAT SANS Y RIEN CHANGER, AJOUTER OU RETRANCHER.